Exhibit 10.1

AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT, dated as of July 6, 2017 (this “Amendment”), is entered into among HSFR, INC., a Delaware corporation, as seller (the “Seller”), THE PURCHASERS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchasers”), THE PURCHASER AGENTS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchaser Agents”), THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”) for each Purchaser Group, and, solely with respect to Section 10, HENRY SCHEIN, INC. (“HS”), a Delaware corporation, as performance guarantor (the “Performance Guarantor”).

BACKGROUND

The Seller, HS, as initial Servicer, Purchasers, Purchaser Agents and Agent are parties to a Receivables Purchase Agreement, dated as of April 17, 2013 (as amended by that certain Omnibus Amendment No. 1, dated as of July 22, 2013, that certain Omnibus Amendment No. 2, dated as of April 21, 2014, that certain Amendment No. 1 to Receivables Purchase Agreement, dated as of September 22, 2014, that certain Amendment No. 2 to Receivables Purchase Agreement, dated as of April 14, 2015, and that certain Amendment No. 3 to Receivables Purchase Agreement, dated as of June 1, 2016, and as further amended, restated, modified or supplemented through the date hereof, the “Receivables Purchase Agreement”). The parties are entering into this Amendment to amend or otherwise modify the Receivables Purchase Agreement.

AGREEMENT

1.                     Definitions. Capitalized terms are used in this Amendment as defined in Exhibit I to the Receivables Purchase Agreement.

2.                     Amendments. Each of the parties hereto (other than the Performance Guarantor) agrees that the Receivables Purchase Agreement is hereby amended as follows:

(a)        Section 1.1(a) of the Receivables Purchase Agreement is hereby amended by replacing the text “or (iii) the aggregate of the Receivable Interests would exceed 100%.” where it appears therein with the text “(iii) the aggregate of the Receivable Interests would exceed 100% or (iv) the Aggregate Invested Amount would exceed the Purchase Limit.” in its place.

(b)        Section 1.1(b) of the Receivables Purchase Agreement is hereby amended by (i) replacing the text “Purchase Limit Decrease Notice” where it appears therein with the text “Maximum Purchase Limit Decrease Notice” in its place, and (ii) replacing the text “Purchase Limit” in each instance it appears therein with the text “Maximum Purchase Limit” in its place.

(c)        Clause “fifth” of Section 2.2(b) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“fifth, the balance, if any, to Seller or otherwise in accordance with Seller’s instructions, provided that, after giving effect to any payment pursuant to this clause fifth,

(i) the aggregate of the Receivable Interests would be less than 100% and (ii) the Aggregate Invested Amount would be less than the Purchase Limit.”.

(d)        Section 5.3(l) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(l)     Litigation. No injunction, decree or other decision has been issued or made by any Official Body that would, individually or in the aggregate, have a material adverse effect on a significant portion of its business operations or any portion of its business operations affecting the Receivables, and, to the knowledge of the Servicer, no threat by any Person has been made to attempt to obtain any such decision (i) as to which there is a reasonable likelihood of an adverse determination and (ii) that, if adversely determined, would, individually or in the aggregate, have a material adverse effect on a significant portion of its business operations or any portion of its business operations affecting the Receivables. No litigation, investigation or proceeding exists or, to the knowledge of the Servicer, is threatened in writing asserting the invalidity of this Agreement, seeking to prevent the consummation of the transactions contemplated by this Agreement, or seeking any determination or ruling that could reasonably be expected to materially and adversely affect (A) the performance of the Servicer of its obligations under this Agreement, or (B) the validity or enforceability of this Agreement or any material amount of such Receivables.”.

(e)        Exhibit I to the Receivables Purchase Agreement is hereby amended as follows:

(i)        the following definitions are hereby incorporated in the appropriate alphabetical sequence:

““Maximum Purchase Limit” means $350,000,000, as such amount may be reduced pursuant to Section 1.1(b) or increased pursuant to Section 1.1(c).

“Specified Cut-Off Date” means the last day of a Specified Calculation Period.

“Specified Calculation Period” means each accounting month specified in Part 2 of Exhibit XIV.

“Specified Settlement Date” means the 3rd Business Day after each Specified Settlement Reporting Date.

“Specified Settlement Reporting Date” means the 21st day immediately following the most recent Specified Cut-Off Date (or if such day is not a Business Day, the next succeeding Business Day thereafter).”;

 (ii)       the definition of “Calculation Period” is hereby amended by replacing the text “on Exhibit XIV” where it appears therein with “in Part 1 of Exhibit XIV” in its place.

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(iii)        the definition of “Commitment” is hereby amended by replacing the text “Purchase Limit” where it appears therein with the text “Maximum Purchase Limit” in its place;

(iv)       the definition of “Purchase Limit” is hereby amended and restated in its entirety to read as follows:

““Purchase Limit” means:

(i) for each Specified Calculation Period, solely to the extent Agent has not notified Seller prior to the Specified Settlement Reporting Date immediately succeeding such Specified Calculation Period that the Purchase Limit for such period shall be the Maximum Purchase Limit, the lesser of (x) the product of (A) 65.0% and (B) the aggregate Outstanding Balance of all Receivables as of the Specified Cut-Off Date immediately preceding such Specified Settlement Reporting Date and (y) the Maximum Purchase Limit; and

(ii) at all other times, the Maximum Purchase Limit.

References to the unused portion of the Purchase Limit shall mean, at any time, the Purchase Limit minus the then outstanding Aggregate Invested Amount.”;

(v)        the definition of “Purchase Limit Decrease Notice” is hereby amended and restated in its entirety to read as follows:

““Maximum Purchase Limit Decrease Notice” has the meaning set forth in Section 1.1(b).”;

(vi)        the definition of “Scheduled Facility Termination Date” is hereby amended by replacing the date “April 29, 2019” where it appears therein with the date “April 29, 2020” in its place;

(vii)       the definition of “Settlement Date” is hereby amended and restated in its entirety to read as follows:

““Settlement Date” means (i) each Specified Settlement Date, (ii) the 2nd Business Day after each Settlement Reporting Date that is not a Specified Settlement Reporting Date and (iii) the Facility Termination Date.”; and

(viii)      the definition of “Settlement Reporting Date” is hereby amended and restated in its entirety to read as follows:

““Settlement Reporting Date” means the 21st day immediately following the most recent Cut-Off Date (or if any such day is not a Business Day, the next succeeding Business Day thereafter), including each Specified Settlement Reporting Date, or such other days of any month as may be required, or as Agent or any Purchaser Agent may request, in connection with Section 8.5.”.

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(f)         Section 1(e) of Exhibit II to the Receivables Purchase Agreement is hereby amended by replacing the text “and (iii) the aggregate of the Receivable Interests shall not exceed 100%” where it appears therein with the text “(iii) the aggregate of the Receivable Interests shall not exceed 100% and (iv) the Aggregate Invested Amount shall not exceed the Purchase Limit.

(g)         Exhibit XIII to the Receivables Purchase Agreement is hereby amended and restated in its entirety in the form of Schedule 1 attached hereto.

(h)         Exhibit XIV to the Receivables Purchase Agreement is hereby amended and restated in its entirety in the form of Schedule 2 attached hereto.

3.       Representations and Warranties. The Seller hereby certifies, represents and warrants to the Agent, each Purchaser Agent and each Purchaser that on and as of the date hereof:

(a)         each of its representations and warranties contained in Article V of the Receivables Purchase Agreement is true and correct, in all material respects, on and as of the date hereof; and

(b)         no Termination Event or Unmatured Termination Event exists.

4.          Conditions to Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) when each Purchaser Agent shall have received:

(a)         counterparts of this Amendment duly executed by the other parties hereto;

(b)         a copy of the resolutions of the Board of Directors of each Seller Party and Performance Guarantor certified by its Secretary authorizing such Person’s execution, delivery and performance of this Amendment and the performance of its obligations under the Receivables Purchase Agreement (as amended by this Amendment); and

(c)         counterparts of that certain Second Amended and Restated Fee Letter, dated as of the date hereof, duly executed by the parties thereto.

5.          Ratification. This Amendment constitutes an amendment to the Receivables Purchase Agreement. After the execution and delivery of this Amendment, all references to the Receivables Purchase Agreement in any document shall be deemed to refer to the Receivables Purchase Agreement as amended by this Amendment, unless the context otherwise requires. Except as amended above, the Receivables Purchase Agreement is hereby ratified in all respects. Except as set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the parties hereto under the Receivables Purchase Agreement, nor constitute an amendment or waiver of any provision of the Receivables Purchase Agreement. This Amendment shall not constitute a course of dealing among the parties hereto at variance with the Receivables Purchase Agreement such as to require further notice by any of the Agent, the Purchaser Agents or the Purchasers to require strict

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compliance with the terms of the Receivables Purchase Agreement in the future, as amended by this Amendment, except as expressly set forth herein. The Seller hereby acknowledges and expressly agrees that each of the Agent, the Purchaser Agents and the Purchasers reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Receivables Purchase Agreement, as amended herein.

6.          Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Counterparts of this Amendment may be delivered by facsimile transmission or other electronic transmission, and such counterparts shall be as effective as if original counterparts had been physically delivered, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

7.          Governing Law. This Amendment shall be governed by, and construed in accordance with the law of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

8.          Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment, the Receivables Purchase Agreement or any other Transaction Document or any provision hereof or thereof.

9.          Transaction Document. This Amendment shall constitute a Transaction Document under the Receivables Purchase Agreement.

10.        Ratification of Performance Undertaking. After giving effect to this Amendment and the transactions contemplated hereby, all of the provisions of the Performance Undertaking shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Undertaking and acknowledges that the Performance Undertaking has continued and shall continue in full force and effect in accordance with its terms.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

HSFR INC., as Seller

By:	/s/ Michael Amodio
Name: Michael Amodio
Title: Treasurer

XIII-1

Solely with respect to Section 10:

HENRY SCHEIN, INC., as Performance Guarantor

By:	/s/ Michael Amodio
Name: Michael Amodio
Title: Treasurer

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser Agent for Victory Receivables Corporation

By:	/s/ Luna Mills
Name: Luna Mills
Title: Managing Director

VICTORY RECEIVABLES CORPORATION, as an Uncommitted Purchaser

By:	/s/ David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Related Committed Purchaser for Victory Receivables Corporation

By:	/s/ Luna Mills
Name: Luna Mills
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Agent

By:	/s/ Luna Mills
Name: Luna Mills
Title: Managing Director

Schedule 1

EXHIBIT XIII

FORM OF MAXIMUM PURCHASE LIMIT DECREASE NOTICE

                    ,

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Agent

1251 Avenue of the Americas, 12th Floor

New York, New York 10020-1104

Attention:	Securitization Department
Telephone:	(212) 782-6957
Facsimile:	(212) 782-6448

[Address to each Purchaser Agent] – [PURCHASER AGENTS TO PROVIDE]

Ladies and Gentlemen:

Reference is hereby made to the Receivables Purchase Agreement, dated as of April 17, 2013 (as heretofore amended or supplemented, the “Receivables Purchase Agreement”), among HSFR, Inc., as Seller, Henry Schein, Inc., as Servicer, the various purchaser groups from time to time party thereto, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Agent. Capitalized terms used in this Maximum Purchase Limit Decrease Notice and not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

This letter constitutes a Maximum Purchase Limit Decrease Notice pursuant to Section 1.1(b) of the Receivables Purchase Agreement. The Seller desires to decrease the Maximum Purchase Limit and respective Commitments of each Purchaser Group on             ,             1 to the following amounts:

(a)        Maximum Purchase Limit: $

(b)        Ratable Share of Each Purchaser Group:

        The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch: $

[1]	Notice must be given at least ten Business Days prior to the requested decrease, and must be in a minimum amount of $100,000,000.

Seller hereby represents and warrants as of the date hereof, and as of the date of this decrease, as follows:

(i)        the representations and warranties contained in Section V of the Receivables Purchase Agreement are correct in all material respects on and as of such dates as though made on and as of such dates and shall be deemed to have been made on such dates; and

(ii)        no event has occurred and is continuing, or would result from the decrease proposed hereby, that constitutes a Termination Event or an Unmatured Termination Event.

IN WITNESS WHEREOF, the undersigned has caused this Maximum Purchase Limit Decrease Notice to be executed by its duly authorized officer as of the date first above written.

HSFR, Inc.

By:

Name:

Title:

Schedule 2

EXHIBIT XIV

CALCULATION PERIODS

Part 1 – Calculation Periods

2017

	# of Weeks	Month End	# of business days	# of Weeks in quarter
January	5	2/4	24
February	4	3/4	20
March	4	4/1	20	13
April	4	4/29	20
May	5	6/3	24
June	4	7/1	20	13
July	5	8/5	24
August	4	9/2	20
September	4	9/30	19	13
October	5	11/4	25
November	4	12/2	18
December	4	12/30	19	13
	52		253	52

2018

	# of Weeks	Month End	# of business days	# of Weeks in quarter
January	5	2/3	24
February	4	3/3	20
March	4	3/31	20	13
April	4	4/28	20
May	5	6/2	24
June	4	6/30	20	13
July	5	8/4	24
August	4	9/1	20
September	4	9/29	19	13
October	5	11/3	25
November	4	12/1	18
December	4	12/29	19	13
	52		253	52

2019

	# of Weeks	Month End	# of business days	# of Weeks in quarter
January	5	2/2	24
February	4	3/2	20
March	4	3/30	20	13
April	4	4/27	20
May	5	6/1	24
June	4	6/29	20	13
July	5	8/3	24
August	4	8/31	20
September	4	9/28	19	13
October	5	11/2	25
November	4	11/30	18
December	4	12/28	19	13
	52		253	52

2020

	# of Weeks	Month End	# of business days	# of Weeks in quarter
January	5	2/1	24
February	4	2/29	20
March	4	3/28	20	13
April	4	4/25	20
May	5	5/30	24
June	4	6/27	20	13
July	5	8/1	24
August	4	8/29	20
September	4	9/26	19	13
October	5	10/31	25
November	4	11/28	18
December	4	12/26	19	13
	52		253	52

Part 2 – Specified Calculation Periods

2017
	# of Weeks	Month End	# of business days
May	5	6/3	24
August	4	9/2	20
November	4	12/2	18

2018
	# of Weeks	Month End	# of business days
February	4	3/3	20
May	5	6/2	24
August	4	9/1	20
November	4	12/1	18

2019
	# of Weeks	Month End	# of business days
February	4	3/2	20
May	5	6/1	24
August	4	8/31	20
November	4	11/30	18

2020
	# of Weeks	Month End	# of business days
February	4	2/29	20
May	5	5/30	24
August	4	8/29	20
November	4	11/28	18